3000 (3/91)


                            MASTER SECURITY AGREEMENT

     THIS MASTER SECURITY AGREEMENT, made as of June 21, 1994 ("Agreement"), by and between General Electric Capital Corporation, a New York corporation with an address at 7700 Irvine Center Drive Suite 400, Irvine, CA ("Secured Party"), and Optical Corporation of America, a corporation organized and existing under the laws of the State of Massachusetts with its chief executive offices located at 7421 Orangewood Avenue, Garden Grove, CA ("Debtor").

     In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1.   CREATION OF SECURITY INTEREST.

     Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all property listed on any collateral schedule now or hereafter annexed hereto or made a part hereof ("Collateral Schedule"), and in and against any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "Collateral"). The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Debtor to Secured Party, now existing or hereafter arising, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "Indebtedness").

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

     Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

     (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

     (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "Debt Documents");

     (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

     (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any the Debt Documents, except such as may have already been obtained;

     (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents;

     (g} All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

     (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

     (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in the care and use thereof;

     (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

     (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Secured Party,* (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens").

     *and liens permitted by the debt documents which include an Intercreditor agreement of even date herewith by and among Secured Party, debtors and others.

3. COLLATERAL.

     (a) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured Party, Debtor shall provide Secured Party with ?????? of the then current location of the Collateral.

     (b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws, and
(iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

     (c) Debtor shall not,  without the prior written  consent of Secured Party,
(i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

     (d) Debtor sha11 pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation sha11 be secured hereby.

     (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party, its successors and assigns, and their respective agents, shall have the right to examine, inspect and make extracts from all of Debtor's books and records relating to the Collateral at any time during normal business hours.

     (f) If agreed by the parties, Secured Party may, but shall in no event be obligated to, accept substitutions and exchanges of property for property, and additions to the property, constituting all or any part of the Collateral. Such substitutions, exchanges and additions shall be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this Agreement secures.

     (g) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.   INSURANCE.

     The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Secured Party. Debtor shall, if Secured Party so requires, deliver to Secured Party, policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof. Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

5.   REPORTS.

     (a) Debtor shall promptly notify Secured Party in the event of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

     (b) Debtor agrees to furnish its annual financial statements and such interim statements as Secured Party may require in form satisfactory to Secured Party. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Debtor's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof.

6.   FURTHER ASSURANCES.

     (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party, any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party.

     (b) Debtor hereby grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party.

     (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.    EVENTS OF DEFAULT.

      Debtor shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

     (a) Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

     (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

     (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 4 of this Agreement;

     (d) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after written notice thereof.

     (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

     (f) Any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise;

     (g) Any default by Debtor under any other agreement between Debtor and Secured Party;

     (h) Any dissolution, termination of existence, merger, consolidation, change in controlling ownership, insolvency, or business failure of Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor"), or if Debtor or any Guarantor is a natural person, any death or incompetency of Debtor or such Guarantor;

     (i) The appointment of a receiver for all or of any part of the property of Debtor or any Guarantor, or any assignment for the benefit of creditors by Debtor or any Guarantor; or

     (j) The filing of a petition by Debtor or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor or any Guarantor if the same is not dismissed within thirty (30) days of such filing.

8.   REMEDIES ON DEFAULT.

     (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

     (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

     (c) Proceeds from any sale or lease or other disposition shall be applied: first to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

     (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder. Debtor and Secured Party agree that such fees to the extent not in excess of twenty percent (20%) of subject amount owing after default (if permitted by law, or such lesser sum as may otherwise be permitted by law) shall be deemed reasonable.

     (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (f) DEBTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.      MISCELLANEOUS.

     (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor.

     (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

     (c) Secured Party may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with the agreement of the parties.

     (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

     (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter hereof and supercede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

     (t) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

     IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:                               DEBTOR:

General Electric Capital Corporation         Optical Corporation of America

By:  Michelle H. Steinberg                    By:  Donald A. Johnson
   ------------------------------------         --------------------------------

Title:  Region Credit Manager                Title:  Chairman
       --------------------------------             ----------------------------

                               COLLATERAL SCHEDULE

         This collateral schedule describes collateral in which Optical Corporation of America ("debtor") is granting to General Electric Capital Corporation as a ("secured party") in connection with indebtedness that the debtor is seeking to obtain.

All equipment now owned or hereafter acquired, including but not limited to the following:

     Analytical; cleaning; coating; computer; general manufacturing support; heat treating; inspection; laboratory; machine tooling; metal working; office; office furniture; paint; photo copy; plating; polishing; shop support; test; welding and wood working equipment.

Such equipment is located at: 7421 Orangewood Avenue, Garden Grove, CA 92642.

Equipment specifically excluded from this Collateral Schedule has been listed on the attached schedule, any alterations or replacements thereof, or any alterations of or additions to the Premises that become fixtures.

(3/91)

                           COLLATERAL SCHEDULE NO. 002

         THIS COLLATERAL SCHEDULE NO. 002 is annexed to and made a part of that certain Master Security Agreement dated as of June 21, 1994 between General Electric Capital Corporation as Secured Party and Optical Corporation of America dba OCA Applied Optics as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated December 28, 1995 in the original principal amount of $203,987.63.

    Description         Year/Model         Serial Number         Location

         All  equipment   wherever  located  now  owned  or  hereafter  acquired
including but not limited to the following:

         Analytical, cleaning, coating, computer, general manufacturing support, heat treating, inspection, laboratory, machine tooling, metal working, office, office furniture, paint, photo copy, plating, polishing, shop support, test, welding and wood working equipment plus all other attachments, accessories, additions, replacements and substitutions now or hereafter made a part of the equipment or attached thereto.

SECURED PARTY:                             DEBTOR:

General Electric Capital Corporation       Optical Corporation of America
                                           dba OCA Applied Optics

By:    /s/ MARGARET F. McGINTY             By:    /s/ DONALD A. JOHNSON
      ---------------------------------          -------------------------------

Title: Region Credit Analyst               Title: Chairman
      ---------------------------------          -------------------------------

Date:  December 28, 1995                   Date:  December 28, 1995
      ---------------------------------          -------------------------------

                          COLLATERAL SCHEDULE NO. 003

     THIS COLLATERAL SCHEDULE NO. 003 is annexed to and made a part of that certain Master Security Agreement dated as of June 21, 1994 between General Electric Corporation as Secured Party and Optical Corporation of America dba OCA Applied Optics as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated __________________________ in the original principal amount of $1,200,000.00.

     Description         Year/Model         Serial Number         Location

     All equipment wherever located now owned or hereafter acquired including but not limited to the following:

         Analytical, cleaning, coating, computer, general manufacturing support, heat treating, inspection, laboratory, machine tooling, metal working, office, office furniture, paint, photo copy, plating, polishing, shop support, test, welding and wood working equipment plus all other attachments, accessories, additions, replacements and substitutions now or hereafter made a part of the equipment or attached thereto.

SECURED PARTY:                          DEBTOR:

General Electric Capital Corporation    Optical Corporation of America dba
                                        OCA Applied Optics

By:     _____________________________   By:    _________________________________

Title:  _____________________________   Title: _________________________________

Date:   _____________________________   Date:  _________________________________

(3/91)

                            COLLATERAL SCHEDULE NO. 1

        THIS COLLATERAL SCHEDULE NO. 1 is annexed to and made a part of that certain Master Security Agreement dated as of 6/21/94 between General Electric Capital Corporation as Secured Party and Optical Corporation of America dba OCA Applied Optics as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated 6/23/94 in the original principal amount of $1,500,000.00.

   DESCRIPTION         YEAR/MODEL           SERIAL NUMBER             LOCATION

All equipment located in the state of California now owned or hereafter acquired, including but not limited to the following:

         Analytical; cleaning; coating; computer; general manufacturing support; heat treating; inspection; laboratory; machine tooling; metal working; office; office furniture; paint; photo copy; plating; polishing; shop support; test; welding and wood working equipment.

Such equipment is located at 7421 Orangewood Avenue, Garden Grove, CA 92642

SECURED PARTY:                            DEBTOR:

General Electric Capital Corporation      Optical Corporation of America dba
                                            OCA Applied Optics

By:      Michelle H. Steinberg            By:     Donald A. Johnson
       -------------------------------           -------------------------------

Title:   Region Credit Manager            Title: Chairman
       -------------------------------           -------------------------------


Date:  6/21/94                            Date:  6/21/94
       -------------------------------           -------------------------------

DATE:  06/21/1994     FIXED ASSET MANAGEMENT SYSTEM Version 7.00         PAGE: 1
TIME:  14:58:20                    Report Maker
                            FIXED ASSETS BY LOCATION
                     For the Period 07/01/1993 to 06/30/1994


Entity Number : 00001 Perkin-Elmer Corporation

                                                                                                Ending       Ending        Net Book
Ent.      Asset                                       LOC.                Cost      Acct      Net Basis    Accumulated      Value
No.       Number         Description                  CODE    DIVISION   Center    Number        FIN          FIN            FIN
- ------------------------------------------------------------------------------------------------------------------------------------
00001     16708    COMPRESSOR - ING/RANDIOTE          6665    100        0115      2814          3950         3950             0
00001     16726    AIR DRYER SYS W/AFTERCOOL          6665    100        0115      2814          2283         2283             0
00001     18743    NICKEL PLATE INPUT SYS             6665    100        0115      2814         34632        34632             0
00001     28299    PAGING SYSTEM                      6665    100        0115      2814          1834         1761            73
00001     28301    ARCHITECT SERV-MEZZANINE           6665    100        0115      2814          3476         3338           138
00001     28357    HONEYWELL EMERGNCY EVACSYS         6665    100        0115      2814          6036         4477          1559
00001     28482    SIX FL. DRAINS IR MAV. JE12        6665    100        0115      2814         15245         9782          5463
00001     59065    WALTON STEAM HUMIDIFIER            6665    100        0115      2814          2181         1181          1000
00001     59066    WALTON STEAM HUMIDIFIER            6665    100        0115      2814          2181         1181          1000
00001     59074    HVAC. SYS. FOR SPEC. PROG.         6665    100        0115      2814          9675         8734           941
00001     75555    AIR POLLUTION CONTROL SYS.         6665    100        0115      2814          6828         6828             0
00001     75634    WATER TOWER W/PUMP-GCKA5           6665    100        0115      2814           996          996             0
00001     75774    LAND-GARDEN GROVE 7.93 AC          6665    100        0115      2811        450509            0        450509
00001     76092    ADD GARDEN GROVE BUILDING          6665    100        0115      2813       2929724      1169781       1759943
00001     76107    PARKING AREA-GARDEN GROVE          6665    100        0115      2812         79441        69792          9649
00001     76108    CARPET-GARDEN GROVE-AOD            6665    100        0115      2814         31596        29481          2115
00001     76207    CHAIN LINK FENCE-EAST PAR          6665    100        0115      2812           900          900             0
00001     76209    FENCEPAR@GATES-GARDEN GROVE        6665    100        0115      2812          3231         3231             0
00001     76226    CHAIN LINK FENCE                   6665    100        0115      2812          8080         8000             0
00001     76227    AOD DLDG-AODL TO TAG 76092         6665    100        0115      2813        121149        45509         75640
00001     76233    SPRAY PAINT BOOT MMOO 200RX2       6665    100        0115      2814         15483        15483             0
00001     76234    BUILDING IMPROVE - COMPUTER        6665    100        0115      2814         16515        16515             0
00001     76235    BUILDING IMPROVE - ASSEMBLED       6665    100        0115      2814         18094        18094             0
00001     76285    BLDGIMPROVE-ELECTRONICK PL         6665    100        0115      2814          5620         5620             0
00001     76291    WEATHER PROTECTION COVER           6665    100        0115      2814         29806        29807          1999
00001     76481    GAS-ELEC-COATAREA                  6665    100        0115      2814         47253        41991          5262
00001     76434    MEZZANINE                          6665    100        0115      2814         10726        10300           426
00001     76435    MEZZANINE                          6665    100        0115      2814         40160        38564          1596
00001     76437    PARKING LOT EXPANSION              6665    100        0115      2812          8904         8550           354
00001   7648101    A/C INST GAS/ELEC COAT AR          6665    100        0115      2814         17945        11515          6430
- ------------------------------------------------------------------------------------------------------------------------------------
       Total Cost Center 0115                        99950                                    3924373     1600276        2324097
- ------------------------------------------------------------------------------------------------------------------------------------
       Total DIVISION 100                            99950                                    3924373     1600276        2324097


DATE:  06/21/1994     FIXED ASSET MANAGEMENT SYSTEM Version 7.00         PAGE: 2
TIME:  14:58:20                    Report Maker
                            FIXED ASSETS BY LOCATION
                     For the Period 07/01/1993 to 06/30/1994


Entity Number : 00001 Perkin-Elmer Corporation

                                                                                                Ending       Ending        Net Book
Ent.      Asset                                       LOC.                Cost      Acct      Net Basis    Accumulated      Value
No.       Number         Description                  CODE    DIVISION   Center    Number        FIN          FIN            FIN
- ------------------------------------------------------------------------------------------------------------------------------------
00001     54685    EPSON EQUITY III                   6665    211        0384      1647          2322         2322             0
00001     54686    SERVER 200 W/DISK DR VAX/VMS       6665    211        0384      1647         10496         7435          3061
00001     54687    TAPE DRIVE 95M8                    6665    211        0384      1647          2086         1478           608
- ------------------------------------------------------------------------------------------------------------------------------------
       Total Cost Center 0384                        19995                                      14904        11235          3669
- ------------------------------------------------------------------------------------------------------------------------------------
       Total DIVISION 211                            19995                                      14904        11235          3669
- ------------------------------------------------------------------------------------------------------------------------------------
       Total LOCATION CODE 6665                      19945                                    3939277      1611511       2327766
- ------------------------------------------------------------------------------------------------------------------------------------
       Grand Total                                   19945                                    3939277      1611511       2327766